UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      OCTOBER 15, 2007 (OCTOBER 10, 2007)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                   000-51255                   98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)

           103 FOULK ROAD, WILMINGTON, DE                       19803
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 10, 2007, Michael Chill and Niv Zilberstein were appointed as members of the Board of Directors of the registrant by the remaining members of the Board of Directors. Currently, Mr. Chill is not named as a member of any committee of the Board of Directors and Mr. Zilberstein is a member of the registrant's board compensation committee. On the same day, Oded Zucker and Shlomo Rothman resigned from their positions as directors of the registrant.

Mr. Chill currently serves as director and as the financial expert of the audit committee of BluePhoenix Solutions Ltd. (NASDAQ: BPHX). Since July 2003, Mr. Chill has served as investment manager at the hedge fund Iroquois Capital LOP. Prior to that, Mr. Chill was an independent advisor to various high technology companies and venture capital firms both in Israel and the United States. During 2002 and the first half of 2003, Mr. Chill served as the president and head of investment banking department at Jerusalem Global Ltd., a venture capital and investment banking firm. Prior to that, from 1999, Mr. Chill served as a managing director in the technology investment banking group at Gruntal and Co. Mr. Chill holds a B.S. degree in accounting from the Sy Syms School of Business at Yeshiva University and an MBA degree from Columbia University Business School.

Since 2003, Mr. Zilberstein has been the Vice President, Operations & Logistics for Pelephone Communication Ltd., one of Israel's leading wireless communications companies. He is also a member of Pelephone's executive board. Mr. Zilberstein holds a B.A. degree in behavioral sciences and human resources management from the College of Management in Israel and an MBA degree from Bar Ilan University.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                  ZONE 4 PLAY, INC.
                                                  (REGISTRANT)

                                                  BY: /S/ URI LEVY
                                                  ----------------
Date: October 15, 2007
                                                  URI LEVY
                                                  ACTING CHIEF EXECUTIVE OFFICER
                                                  AND CHIEF FINANCIAL OFFICER